IAI Investment Funds V, Inc.
                                                          File No. 33-1361
                                               IAI Investment Funds VI, Inc.
                                                         File No. 33-40496


                         SUPPLEMENT DATED APRIL 6, 1998
                       TO THE JOINT PROSPECTUS DATED JUNE 1, 1997 OF
      IAI MONEY MARKET FUND (a portfolio of IAI Investment Funds VI, Inc.)
         IAI RESERVE FUND (a portfolio of IAI Investment Funds V, Inc.)

IAI RESERVE FUND- MANAGEMENT

The following replaces the fourth paragraph under "Management" on page 17.

Reserve Fund is managed by a team of IAI investment professionals which is responsible for making the day-to-day investment decisions for the Fund. Reserve Fund's team lead is Larry Hill, who is an Executive Vice President of IAI and has been its Chief Fixed Income Officer since joining IAI in 1984. Mr. Hill has been responsible for Reserve Fund since March 1998.